UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Retirement Income 2020 Fund	June 30, 2019
TRLAX	Investor Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE RETIREMENT INCOME 2020 FUND

HIGHLIGHTS

■	The Retirement Income 2020 Fund produced positive returns for the six-month period ended June 30, 2019, and performed in line with its combined index portfolio.

■	Security selection in the underlying investments and the fund’s exposure to diversifying sectors that are not included in its benchmark contributed to relative performance. However, tactical allocation decisions to overweight or underweight various asset classes detracted.

■	During the reporting period, we incrementally scaled back our exposure to stocks from a neutral allocation as we anticipate greater volatility given persistent uncertainties. We also reduced our allocation to international equities, shifted to an overweight to international growth stocks versus value stocks, and moved to an overweight in high yield bonds.

■	Near-term risks to global markets include repercussions from potential monetary policy missteps and an escalation in trade tensions. We believe that broad diversification, as well as our ability to actively adjust allocations to enhance the Retirement Income 2020 Fund’s risk/reward profile, should benefit our investors over time across a range of market and economic environments.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Markets overcame a bout of volatility in May and recorded exceptional returns in the six months ended June 30, 2019. The large-cap S&P 500 Index reached record highs and notched its best start to a year in over two decades. Overseas equity markets were also strong, while bond prices rose as longer-term interest rates fell to their lowest levels since late 2016.

Markets rebounded to start the year, as many of the worries behind the sell-off in late 2018 receded. Investors seemed most relieved by a dovish pivot in monetary policy. The S&P 500 scored its best daily gain for the period on January 4, after Federal Reserve Chair Jerome Powell pledged that the central bank would respond with all the tools at its disposal to counteract an economic downturn or financial turmoil. The Fed soon paused and kept rates steady following a series of quarterly hikes stretching back to late 2017.

Investors also seemed comforted by progress in U.S.-China trade relations. In March, President Donald Trump postponed a threatened tariff increase on Chinese goods and remarked that the two sides were “getting very close” to a deal. Encouraging statements continued to flow from the White House, and speculation grew that Chinese President Xi Jinping would soon visit Washington to sign an agreement.

Hopes for a deal were dashed in early May, however, sending stocks sharply lower. With negotiations at a standstill, on May 10, the administration increased the tariff rate to 25% from 10% on $200 billion in Chinese goods, as the president had long threatened. China soon retaliated with its own tariffs. A technological “cold war” also seemed to be developing, with both sides taking measures to cut off the other’s access to key components and raw materials. Stocks fell sharply in response, and the small- and mid-cap indexes moved back into correction territory, or down more than 10% from the highs they established late in the previous summer.

Another turn in trade policy in June helped stocks recover their losses. The White House abandoned an earlier threat to put tariffs on Mexican imports in response to immigration issues, and President Trump again softened his stance on China. Markets were closed on the final weekend of the month, when the president announced that he and President Xi had agreed to resume trade negotiations and arranged a truce that would at least temporarily prevent the imposition of further tariffs.

An even bigger factor in the June rebound appeared to be growing confidence that the Fed would cut interest rates rather than merely keep them steady. Fed Chair Powell pledged that policymakers were paying close attention to the impact of trade tensions on the economy and would “act as appropriate to sustain the expansion.” Policymakers also dropped references to being “patient” in adjusting monetary policy. By the end of the month, futures markets were pricing in 75 basis points (0.75 percentage point) of cuts in the second half of the year, with a reasonable chance of more to come in 2020.

The dovish shift in Fed policy has been driven by accumulating evidence of slowing global growth. Rising trade barriers have taken a heavy toll on the global manufacturing sector, and business investment has pulled back as managers confront additional sources of uncertainty, such as the possibility of a disorderly Brexit this October. As a result, corporate earnings growth has stalled in the U.S. and turned negative in other major markets. On the positive side, consumers remain in much better shape, particularly domestically.

We see little evidence to suggest a recession is on the horizon. Indeed, with markets at all-time highs, investors seem willing to bet that this decade-long economic recovery still has legs. We will keep a close eye on developments and rely on our careful fundamental research to avoid pitfalls; I am confident our strategic investing approach will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide monthly income.

FUND COMMENTARY

How did the fund perform in the past six months?

The Retirement Income 2020 Fund returned 12.41% for the six months ended June 30, 2019, and performed in line with its combined index portfolio, a custom benchmark composed of multiple indexes that represent the underlying asset classes in which the fund invests.

What factors influenced the fund’s performance?

Overall, security selection contributed to relative performance. Several of the underlying strategies outpaced their respective benchmarks, most notably our emerging markets and U.S. small-cap equity portfolios. Within the fixed income allocation, U.S. investment-grade bonds, hedged international bonds, and inflation focused bonds all outperformed their style-specific benchmarks. Underperformance in the U.S. mid-cap value, international developed core, and international developed growth equity strategies partially offset the positive impact.

Exposure to sectors and asset classes that are not included in the fund’s combined index portfolio also added value. Within fixed income diversifiers, the inclusion of long-term U.S. Treasuries helped returns as long-term interest rates continued to tumble during the reporting period. Emerging markets bonds and high yield bonds also posted strong results and contributed to performance. However, an allocation to absolute return-oriented bonds—which lagged investment-grade issues—weighed on relative returns.

Tactical allocation decisions to overweight or underweight various asset classes detracted, especially our underweight to global equities relative to fixed income securities. Despite a sharp pullback in May, following an unexpected breakdown in U.S.-China trade negotiations, global equity markets surged in the first half of the year and significantly outperformed bonds.

How is the fund positioned?

At the end of the reporting period, we were underweight to stocks relative to bonds. We incrementally scaled back our exposure to equities from a neutral allocation as we anticipate greater market volatility given persistent geopolitical and trade policy uncertainties. We expect modest returns from bonds as the low-yield environment offers a weak foundation for significant upside. Nevertheless, bonds offer diversification benefits and may help to provide a buffer against unpredictable equity markets.

Stocks
On a regional basis, we reduced our underweight to U.S. equities and trimmed our overweight to international equity markets. In our view, the U.S. market is less vulnerable to slowing global economic growth, but diminishing earnings growth, prolonged trade uncertainty, and elevated valuations pose headwinds. While international equity valuations are attractive, trade risks and softening economic growth trajectories could present challenges. We are overweight emerging markets equities, which offer compelling valuations supported by rising consumer spending, lower interest rates in developed markets, and weaker U.S. dollar expectations.

In the U.S., we are overweight growth stocks relative to value stocks. Although the technology sector is vulnerable to potentially tighter regulation and supply chain disruptions due to unresolved trade tensions, we believe that secular growth companies may still benefit in a slowing economic environment. On the other hand, value stocks lack a catalyst to advance, despite their fair valuations. We are overweight U.S. small-cap stocks relative to U.S. large-caps. With their domestic focus, small-cap stocks were early beneficiaries from trade-related concerns, but we recognize that they are not immune to other headwinds that have weighed on large-cap stocks, including a possible shift toward risk-off sentiment and disruption to suppliers.

Among international equities, we prefer growth stocks over value stocks. Valuations for growth stocks are above historical averages, but our high-quality holdings should hold up relatively well even if global growth slows. Value stocks are cheaper but face pressure from persistently low interest rates and softer economic growth.

We remain underweight to inflation-sensitive real assets equities because we expect slower global growth in the near term and longer-term imbalances between energy supply and demand.

Bonds
We are underweight to U.S. investment-grade bonds as their yields are expected to remain low for the near future, given the Fed’s accommodative stance. A sharp sell-off in risk assets late in 2018 created attractive opportunities to add to our high yield exposure. The additional yield on high yield bonds is attractive, and the sector is supported by broadly positive corporate fundamentals and low default expectations. We are neutral to floating rate bank loans, which have become less attractive in a declining interest rate environment.

We are neutral to currency-hedged international developed markets bonds at period-end. For U.S. dollar-based investors, short-term interest rate differentials between U.S. and other developed markets have led to more competitive hedged yields, but durations remain extended. Further, concerns over muted economic growth and political risks in the eurozone persist. We are overweight to emerging markets bonds as their yields remain attractive, although heightened political uncertainty and idiosyncratic risks in key markets could dampen returns.

What is portfolio management’s outlook?

Risk assets recorded a strong start to 2019 as many fears that led to the late-2018 sell-off receded. Despite some volatility driven by the resurgence of U.S.-China trade tensions and a moderating outlook for global growth, the Fed’s dovish pivot and overall optimism helped to fuel an equity market rally. With the tailwind from U.S. fiscal stimulus fading, the anticipated boost to long-term growth through capital expenditure has failed to materialize as uncertainty has discouraged spending. In Europe, monetary policy remains supportive with an accommodative European Central Bank; however, unresolved Brexit negotiations and the region’s vulnerability to trade risks and China’s slowing economy pose potential headwinds. China’s stimulus measures (though domestically focused) and a more stable U.S. dollar should help support emerging markets economies.

The shift in Fed policy and a broader easing of financial and liquidity conditions have reduced the near-term likelihood of a recession, but the accommodative stance leaves global central banks ill-equipped to respond to a more pronounced downturn. While a step back from tightening policies may help to stabilize global growth, it is unlikely that it will be sufficient to ignite an economic reacceleration. Risks to global markets include repercussions from potential monetary policy missteps and an escalation in trade tensions.

In our view, recent flare-ups in volatility coupled with above-average valuations in many asset classes—against a backdrop filled with geopolitical and monetary policy risks—underscore the value of our strategic investment approach. Given the many crosscurrents that can influence global financial markets, we believe that broad diversification, as well as our ability to actively adjust allocations to enhance the Retirement Income 2020 Fund’s risk/reward profile, should benefit our investors over time across a range of market and economic environments.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

The Retirement Income 2020 Fund’s investment in many underlying funds means that it will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The fund’s allocations among a broad range of underlying T. Rowe Price stock and bond funds will change over time. Diversification cannot assure a profit or protect against loss in a declining market. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

The fund is managed based on the specific retirement year (target date 2020) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely stop making new investments in the fund. The fund pursues an asset allocation strategy that promotes accumulation prior to retirement; it is intended to also serve as a postretirement investment vehicle designed to support an income stream made up of regular distributions using a managed payout program throughout retirement, along with some portfolio growth. The fund is primarily designed to help an investor who anticipates retiring at or about the target date. However, if an investor retires significantly earlier or later than age 65, the fund may not be an appropriate investment even if the investor retires on or near the fund’s target date. The fund is not designed for a lump-sum redemption at the retirement date and does not guarantee a particular level of income at and through your retirement.

The fund’s monthly cash distributions will reduce the amount of assets available for investment by the fund. In certain years, achieving the targeted annual payout rate through 12 equal monthly dividend payments may result in a drawdown on investment principal, and some distributions may be treated in part as a return of capital. For all of these reasons, there is no guarantee of principal for investors and no guarantee that the fund will provide a fixed or stable level of cash distributions at any time or over any particular period of time. Any fund redemptions, including redemptions made prior to the target date, will proportionately reduce the amount of future cash distributions to be received from the fund.

BENCHMARK INFORMATION

Combined Index Portfolios: An unmanaged blended index portfolio created as a custom benchmark for the Retirement Income 2020 Fund. As of June 30, 2019, the combined index portfolios were composed of the following indexes: 40.25% Russell 3000 Index, 17.25% MSCI All Country World Index ex USA, 34.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 8.50% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

Neutral Allocations: The asset allocations reflected in the Retirement Income 2020 Fund’s glide path are referred to as “neutral” allocations. As of June 30, 2019, the fund’s neutral allocations were as follows: 57.50% stocks and 42.50% bonds and cash.

Note: Bloomberg Index Services Ltd. Copyright © 2019, Bloomberg Index Services Ltd. Used with permission.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS FOR UNDERLYING FUNDS

As of 6/30/19

Retirement Income 2020 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Fund(s)
U.S. Large-Cap Stocks	18.49%	17.87%	Equity Index 500–I Class
	5.48	5.58	Growth Stock–I Class
	5.48	5.35	Value–I Class
U.S. Mid-Cap Stocks	2.29	2.74	Mid-Cap Growth–I Class
	0.00	0.00	Mid-Cap Index–I Class
	2.29	2.35	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	1.40	1.75	New Horizons–I Class
	0.00	0.00	Small-Cap Index–I Class
	1.41	1.64	Small-Cap Stock–I Class
	1.40	1.50	Small-Cap Value–I Class
International Developed Market Stocks	4.64	4.82	International Stock–I Class
	4.64	4.30	International Value Equity–I Class
	4.65	5.03	Overseas Stock–I Class
International Emerging Market Stocks	2.46	3.22	Emerging Markets Stock–I Class
Inflation Focused Stocks	2.87	1.27	Real Assets–I Class
Total Stocks	57.50	57.42	
Core Fixed Income	3.40	3.23	Dynamic Global Bond–I Class
	5.10	4.99	International Bond (USD Hedged)–I Class
	15.31	15.01	New Income–I Class
Diversifying Fixed Income	3.35	3.86	Emerging Markets Bond–I Class
	0.67	0.76	Floating Rate–I Class
	2.68	2.77	High Yield–I Class
	0.00	0.00	International Bond–I Class
	8.50	8.06	Limited Duration Inflation Focused Bond–I Class
	3.49	3.58	U.S. Treasury Long-Term–I Class
	0.00	0.32	U.S. Treasury Money Fund–I Class
Total Bonds	42.50	42.58	

Actual allocations may not total 100% due to rounding.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Retirement Income 2020 (the fund) is a diversified, open-end management investment company and is one of the portfolios established by the corporation. The fund incepted on May 25, 2017. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price Funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price Funds will change, and its asset mix will become more conservative over time. The fund seeks to provide monthly income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price Funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price Funds. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions and Investment Income Purchases and sales of the underlying Price Funds are accounted for on the trade date. Income and expenses are recorded on the accrual basis. Gains and losses realized on sales of the underlying Price Funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Dividends received from underlying Price Fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Income and capital gain distributions from the underlying Price Funds are recorded on the ex-dividend date.

Distributions Distributions to shareholders are recorded on the ex-dividend date. The fund declares and pays monthly distributions based on a specified payout rate of approximately 5% of the fund’s average net asset value over the prior five years. The monthly distribution rate per share is expected to remain constant from month to month for a particular calendar year and is reset annually each January based on the fund’s historical average net asset value over the previous five years (or, until the fund has five years of operating history, the average net asset value of a similarly managed fund). Effective January 1, 2019, the monthly distribution rate is $0.0382 per share. The estimated sources of each distribution are communicated to shareholders monthly; at fiscal year end, distributions are re-characterized to ordinary income, capital gain, and return of capital (if any) to reflect their tax character and shareholders are notified of the final sources of the per share distributions.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price Funds are valued at their closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On June 30, 2019, all of the investments in underlying Price Funds were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price Funds during the six months ended June 30, 2019, aggregated $13,075,000 and $6,938,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2018, the fund had $3,000 of available capital loss carryforwards.

At June 30, 2019, the cost of investments for federal income tax purposes was $40,657,000. Net unrealized gain aggregated $687,000 at period-end, of which $1,658,000 related to appreciated investments and $971,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price Funds. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price Funds.

The fund pays no management fees; however, Price Associates receives management fees from the underlying Price Funds. In addition to its own operating expenses, the fund indirectly bears its proportionate share of the management fees received by Price Associates and operating costs of the underlying Price Funds in which it invests.

The fund is subject to an operating expense limitation (Operating Expense Limit) pursuant to which Price Associates is contractually required to pay all direct operating expenses of the fund (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the amended management agreement) to the extent such operating expenses, on an annualized basis, exceed the Operating Expense Limit indicated in the table below. This agreement will continue through the limitation date indicated in the table below, and may be terminated only with approval of the fund’s Board. The fund is required to repay Price Associates for expenses previously paid to the extent the fund’s net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the operating expense limitation in place at the time such amounts were paid; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment.

Pursuant to this agreement, expenses were paid by Price Associates during the six months ended June 30, 2019 as indicated in the table below. Including this amount, expenses previously paid by Price Associates in the amount of $312,000 remain subject to repayment by the fund at June 30, 2019. Any repayment of expenses previously paid by Price Associates during the period, if any, would be included in the net investment income and expense ratios relating to the activity of the fund presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended June 30, 2019, expenses incurred pursuant to these service agreements were $15,000 for Price Associates and $3,000 for T. Rowe Price Services, Inc. All amount due to and due from Price are presented net on the accompanying Statement of Assets and Liabilities.

The fund does not invest in the underlying Price Funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. At June 30, 2019, the fund held less than 25% of the outstanding shares of any underlying Price Fund.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 11–12, 2019 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total return for the one-year period as of September 30, 2018, and compared this return with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the fund’s limited operating history, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Advisor does not receive management fees directly from the fund. The fund bears its proportionate share of the fees and expenses of the underlying T. Rowe Price funds in which it invests and pays its own expenses of operations (subject to a contractual expense limitation).

The Advisor receives management fees from other T. Rowe Price funds in which the fund invests. However, since the Advisor does not receive any management fees directly from the fund, the Board did not review information relating to revenues received by the Advisor under the Advisory Contract. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price funds and concluded that the Advisor’s profits were reasonable. Although the Advisor does not receive management fees directly from the fund under the Advisory Contract, the fund’s shareholders benefit from potential economies of scale through the contractual expense limitation and future declines in the fund’s total expense ratio as the fund grows in size.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) total expenses, actual management fees, and nonmanagement expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s actual management fee rate (which reflects that the Advisor does not receive any management fees directly from the fund), operating expenses, and total expenses (which reflect the net total expense ratio of the fund, including acquired fund fees and expenses associated with the underlying funds, after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe) and the fund’s total expenses ranked in the first and fourth quintiles (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 16, 2019